UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

SCIENTIFIC LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24547 (Commission File No.)	94-3234458 (IRS Employer Identification No.)

300 Frank H. Ogawa Plaza, Suite 600 Oakland, CA 94612 (Address of principal executive offices and zip code) Registrant’s telephone number, including area code: (510) 444-3500

Item 9. Regulation FD Disclosure.

              The information set forth in Item 12 below is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

              The information contained herein and in the accompanying exhibits is being “furnished” under this Item and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except as may be expressly incorporated into such filing by specific reference to this filing.

              On October 23, 2003, Scientific Learning Corporation (the “Company”) announced via press release the Company’s results for its third quarter ended September 30, 2003 and conducted a publicly available conference call discussing those results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the transcript from the conference call, together with supplementary information referred to in the conference call that is posted on the Company’s web site, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 24, 2003	SCIENTIFIC LEARNING CORPORATION By: /s/ Jane A. Freeman —————————————————— Jane A. Freeman Chief Financial Officer

1.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Scientific Learning Corporation dated October 23, 2003.

99.2	Transcript of conference call hosted by Scientific Learning Corporation on October 23, 2003 to discuss results for its third quarter ended September 30, 2003 including supplementary information referred to in the conference call and posted on the Company’s web site.

2.